Exhibit 10.35

                                    AMENDMENT

     THIS AMENDMENT (the "Amendment") is made and entered into as of January 1, 2003, by and between TENGTU INTERNATIONAL CORP. ("TIC") and BEIJING TENGTU CULTURE & EDUCATION ELECTRONICS DEVELOPMENT CO. LTD. ("Tengtu
China")(collectively the "Parties").

                              W I T N E S S E T H :

     WHEREAS, the Parties operate a Sino-Foreign joint venture, Tengtu United Electronics Development Co., Ltd. pursuant to a joint venture agreement dated July 30, 1996 (the "Joint Venture Agreement"), as amended and restated on March 26, 1998; and

     WHEREAS, the Parties desire to amend the Joint Venture Agreement;

     NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

                                    ARTICLE I

                                    AMENDMENT

         1. Amendment to Section 3.1 of the Joint Venture Agreement. Sub-Sections (a), (b) and (c) of Section 3.1 of the Joint Venture Agreement shall be deleted and the following shall be substituted therefor:

     3.1 Directors

     (a) The parties agree that the Board of Directors ("Board") of Tengtu United will consist of three members appointed by Party B and two members appointed by Party A. Party A shall select the Chairman of the Tengtu United Board and Party B shall select the President of Tengtu United.

     (b) The number of members of the Board may be increased only upon the unanimous consent of all Board members.

     (c) A quorum at any meeting of the Board shall be at least three persons.

                                   ARTICLE II

                                  MISCELLANEOUS

         1. Amendments. The terms and provisions set forth in this Amendment shall modify and supercede all inconsistent terms and provisions set forth in the Joint Venture Agreement. The parties agree that the Joint Venture Agreement, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with its terms.

         IN WITNESS WHEREOF, this Amendment has been executed and is effective as of the date first above-written.

BEIJING TENGTU CULTURE &            TENGTU INTERNATIONAL CORP.
EDUCATION ELECTRONCIS
DEVELOPMENT CO., LTD.

By its shareholders:                                 By:
                                                        -----------------------
                                                         John Watt, President
Beijing Jiade Tengtu Technology Group
Co. Ltd and Beijing Oriental Tai He
Technology Development Co., Ltd.


By:
   --------------------
         FanQi Zhang


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